Supplement dated September 20, 2010 to the Prospectus dated May 1, 2010 for the
Pacific Destinations variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2010, as supplemented.

Portfolio Manager Change

On or about January 1, 2011, the portfolio manager for the Pacific Select Fund International Value portfolio will change from AllianceBernstein L.P. to J.P. Morgan Investment Management Inc.